Exhibit 10.3

Bank of America, N.A. Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, New York 10036	Citibank, N.A. 399 Park Avenue New York, NY 10022
KeyBank National Association KeyBanc Capital Markets Inc. 127 Public Square Cleveland, Ohio 44114	SunTrust Bank SunTrust Robinson Humphrey, Inc. 3333 Peachtree Road Northeast Atlanta, Georgia 30326

CONFIDENTIAL

March 31, 2016

Mercury Systems, Inc.

201 Riverneck Road

Chelmsford, MA 01824

Attention: Gerald M. Haines II

Re:    Amendment to Commitment Letter (Project Wild)

Ladies and Gentlemen:

Reference is hereby made to that certain Commitment Letter, dated March 23, 2016 (including the exhibits thereto, collectively the “Commitment Letter”), by and among Mercury Systems, Inc. (“you” or the “Company”) and the Commitment Parties. Capitalized terms used herein but not defined herein shall take their respective meanings from the Commitment Letter. You and the Commitment Parties desire to enter into this letter agreement (this “Amendment”) in order to amend the provisions of the Commitment Letter as set forth herein.

1. Amendment to Commitment Letter.

(a) Clause (b) of Exhibit A of the Commitment Letter is hereby amended by deleting it in its entirety and replacing it with “the Borrower will obtain the senior secured credit facilities described in the Summary of Principal Terms and Conditions attached as Exhibit B to the Commitment Letter (the “Facilities Term Sheet”) in an aggregate principal amount of $340.0 million, comprised of a $265.0 million term loan A facility (the “Term Loan A Facility”) available to the Borrower and a $75.0 million revolving credit facility (the “Revolving Facility”); provided that the amount of the Term Loan A Facility shall be reduced dollar for dollar by the net cash proceeds (if any) received by the Borrower prior to or on the Closing Date from any Pre-Closing Equity Offering (as defined below); provided further, that the Term Loan A Facility shall not be reduced to less than $200.0 million, notwithstanding the amount of net cash proceeds received from any Pre-Closing Equity Offering.”.

(b) Clause (A) under “Facilities:” of Exhibit B of the Commitment Letter is hereby amended by deleting it in its entirety and replacing it with “A senior secured term loan A facility in an aggregate principal amount of $265.0 million (the “Term Loan A Facility”; the loans thereunder, the “Term Loans”); provided that the amount of the Term Loan A Facility shall be reduced dollar for dollar by the net cash proceeds (if any) received by the Borrower prior to or on the Closing Date from any Pre-Closing Equity Offering (as defined in Exhibit A); provided further, that the Term Loan A Facility shall not be reduced to less than $200.0 million, notwithstanding the amount of net cash proceeds received from any Pre-Closing Equity Offering.” .

Wild – Amendment to Commitment Letter

2. Effectiveness. This Amendment will become effective upon receipt by each party hereto of executed signature pages hereto from each other party hereto.

3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or “.pdf” file shall be effective as delivery of a manually executed counterpart hereof.

4. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

5. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the parties hereto under the Commitment Letter and (ii) this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Commitment Letter or any other provision of the Commitment Letter, all of which are ratified and affirmed in all respects and shall continue in full force and effect. After the date hereof, any reference to the Commitment Letter shall mean the Commitment Letter, as modified hereby.

6. Jurisdiction and Application of Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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Wild – Amendment to Commitment Letter

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A.

By:	/s/ Monica Sevila
Name: Monica Sevila
Title: Senior Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ D. Clay Hall
Name: D. Clay Hall
Title: Director

CITIBANK, N.A.

By:	/s/ Michael Berry
Name: Michael Berry
Title: Authorized Signatory

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Robyn E. Roof
Name: Robyn E. Roof
Title: Managing Director

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Robyn E. Roof
Name: Robyn E. Roof
Title: Managing Director

SUNTRUST BANK

By:	/s/ Thomas Parrott
Name: Thomas Parrott
Title: Managing Director

Wild – Amendment to Commitment Letter

SUNTRUST ROBINSON HUMPHREY, INC.

By:	/s/ Michael Chung
Name: Michael Chung
Title: Director

Wild – Amendment to Commitment Letter

Accepted and agreed to as of
the date first above written:

MERCURY SYSTEMS, INC.

/s/ Gerald M. Haines
Name: Gerald M. Haines II
Title: Executive Vice President & Chief Financial Officer

Wild – Amendment to Commitment Letter